Exhibit 99

Stem Board of Directors Appoints CEO Arun Narayanan to Board
HOUSTON – Dec. 3, 2025 – Stem, Inc. (NYSE: STEM), a global leader reimagining technology to support the energy transition, today announced that its Board of Directors has increased the size of the Board from seven to eight directors, and appointed Arun Narayanan, Stem’s Chief Executive Officer, to serve as a Class I Director, effective Dec. 1, 2025.
The appointment reflects the Board’s confidence in Narayanan’s leadership and strategic vision as Stem continues to execute its transformation to a software-centric clean energy technology company. Since joining Stem as CEO in January 2025, Narayanan has led the Company’s strategic execution, driving focus on the PowerTrackTM software platform and achieving significant operational milestones, including positive adjusted EBITDA and accelerating software revenue growth.
“Arun has demonstrated exceptional leadership in positioning Stem for long-term success,” said David Buzby, Chairman of the Board. “His appointment to the Board strengthens the connection between management and the Board as we continue to execute on our strategic priorities. Arun’s deep expertise in enterprise software and his clear vision for Stem’s future make him an invaluable addition to our Board.”
“I’m honored to join Stem’s Board of Directors at this pivotal moment in our company’s evolution,” said Narayanan. “Our new strategy is delivering results, and I look forward to working even more closely with our Board as we execute on the opportunities ahead. Together, we’re building a leading software platform that empowers our customers to optimize their clean energy investments and accelerate the energy transition.”
About Stem
Stem (NYSE: STEM), is a global leader reimagining technology to support the energy transition. Turning complexity into clarity, and potential into performance.

Helping asset owners, operators and stakeholders benefit from the full value of their energy portfolio by enabling the intelligent development, deployment, and operation of clean energy assets. Stem’s integrated software suite, PowerTrack, is the industry-standard and best-in-class for asset monitoring, supported by professional and managed services, under one roof. Meant to tackle challenges as seamlessly as possible, Stem shows the information needed clearly and accurately and helps harness raw data to inform actionable insight. With global projects managed in 55 countries, customers have relied on Stem for nearly 20 years to maximize the value of their clean energy projects.

Driven by human and artificial intelligence – Stem is unlocking energy intelligence. Learn more at stem.com.

Forward-Looking Statements
This press release, as well as other statements we make, contains “forward-looking statements” within the meaning of the federal securities laws, which include any statements that are not historical facts. Such statements often contain words such as “expect,” “may,” “can,” “believe,” “predict,” “plan,” “potential,” “projected,” “projections,” “forecast,” “estimate,” “intend,” “anticipate,” “ambition,” “goal,” “target,” “think,” “should,” “could,” “would,” “will,” “hope,” “see,” “likely,” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as statements our business strategies and those of our customers; our ability to continue to execute on our strategy; our ability to further penetrate existing markets or expand into new markets. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results or outcomes to differ materially from those expressed or implied by such forward-looking statements, including but not limited to our operational and strategic initiatives; including from our cost reduction, workforce reduction and restructuring efforts; our inability to successfully execute on our strategy; and other risks and uncertainties discussed in this release and in our most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, our actual results or outcomes, or the timing of these results or outcomes, may vary materially from those reflected in our forward-looking statements. Forward-looking statements and other statements in this release regarding our environmental, social, and other sustainability plans and goals are not an indication that these statements are necessarily material to the Company, investors, or other stakeholders, or required to be disclosed in our filings under U.S. securities laws or any other laws or requirements applicable to the Company. In addition, historical, current, and forward-looking environmental, social, and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Forward-looking statements in this press release are made as of the date of this release, and the Company disclaims any intention or obligation to update publicly or revise such forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.
Investor Contact
Erin Reed, Stem
Marc Silverberg, ICR
IR@stem.com
Media Contact
Jessie Smiley, Stem
press@stem.com